UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2015

KIPS BAY MEDICAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35080	20-8947689
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3405 Annapolis Lane North, Suite 200 Minneapolis, Minnesota	55447
(Address of principal executive offices)	(Zip Code)

(763) 235-3540

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 20, 2015, Kips Bay Medical, Inc. (the “Company”) entered into letter agreements with Manny Villafaña, the Company’s Chairman, President and Chief Executive Officer, and Scott Kellen, the Company’s Chief Operating Officer and Chief Financial Officer, amending their respective employment agreements in light of the recent decision by the Board of Directors of the Company (the “Board”) to seek stockholder approval of a voluntary dissolution and liquidation of the Company pursuant to a Plan of Dissolution and Liquidation (the “Dissolution”).

The material terms of the letter agreement with Mr. Villafaña are as follows:

●

Mr. Villafaña will continue in his present full time positions of Chairman of the Board, Chief Executive Officer and President until the completion of the next meeting of stockholders of the Company, which is currently intended to take place in September 2015 (the “Stockholder Meeting”);

●	After completion of the Stockholder Meeting, Mr. Villafaña will resign from all positions with the Company and as a director, officer and employee of the Company effective immediately;

●

So long as Mr. Villafaña remains Chairman of the Board of Directors, Chief Executive Officer and President of the Company, the Company will pay him his current base salary of $215,000 per year until July 31, 2015 and thereafter a base salary of $100,000 per year until the date of the Stockholder Meeting; and

●	Mr. Villafaña will not be paid any severance upon the termination of your employment with the Company.

The material terms of the letter agreement with Mr. Kellen are as follows:

●	Mr. Kellen will continue in his present full time positions of Chief Operating Officer and Chief Financial Officer until the completion of the Stockholder Meeting;

●

After completion of the Stockholder Meeting, Mr. Kellen will assume the position of Chief Executive Officer of the Company in addition to his current positions, and will become a member of the Board effective immediately, subject to approval by the Board;

●	Mr. Kellen will remain an employee of the Company until 30 days after the date of the Stockholder Meeting, after which time he will become an independent consultant to the Company;

●

Commencing on the date of the Stockholder Meeting and assuming the stockholders of the Company approve the Dissolution, Mr. Kellen’s duties and responsibilities as an employee of the Company and the services he will provide as an independent consultant will include the winding down of the Company’s business and operations;

●

So long as Mr. Kellen remains an employee of the Company, the Company will pay him his current base salary of $200,000 per year and commencing on the date he becomes an independent consultant to the Company, he will be paid a consulting fee of $100 per hour for each hour of consulting services performed for the Company;

●

Upon the termination of his employment with the Company and the execution of a standard and customary separation agreement and release, Mr. Kellen will receive a severance payment from the Company in an amount equal to $19,231, representing one week of pay for each full year of employment with the Company, payable in accordance with the terms of the separation agreement; and

●

The Company will pay Mr. Kellen a retention payment in the amount of $50,000 provided he remains actively employed with the Company until the 30th day after the date of the Stockholder Meeting, substantially completes the winding down of the Company’s business and operations and otherwise satisfies the terms of his letter agreement.

The foregoing descriptions of the letter agreements with Messrs. Villafaña and Kellen do not purport to be complete and are qualified in their entirety by reference to the full text of the letter agreements, which are filed as Exhibits 10.1 and 10.2 hereto and incorporated herein by reference.

Item 8.01. Other Events.

As previously announced, on June 26, 2015, the Company terminated its eMESH I clinical feasibility trial due to poor early angiographic results from enrolled patients who had an eSVS Mesh implanted using a new surgical implant technique approved by the U.S. Food and Drug Administration in March 2014 and determined to cease the development of the eSVS Mesh. In connection with this decision, the Company ceased all sales and marketing efforts for the eSVS Mesh and voluntarily surrendered its CE Mark for the eSVS Mesh.

Item 9.01.        Financial Statements and Exhibits.

(d)     Exhibits:

Exhibit No.	Description
10.1	Letter Agreement dated July 20, 2015 between Kips Bay Medical, Inc. and Manual Villafaña (Filed herewith).

10.2	Letter Agreement dated July 20, 2015 between Kips Bay Medical, Inc. and Scott Kellen (Filed herewith).

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed voluntary dissolution and liquidation of the Company pursuant to the Plan of Dissolution and Liquidation, the Company has filed with the Securities and Exchange Commission (the “SEC”) a preliminary proxy statement and other relevant materials. Once finalized, the Company intends to mail a definitive proxy statement and other relevant materials to its stockholders. The proxy statement and other relevant materials contain important information about the Company, the proposed dissolution and liquidation and related matters. Investors and stockholders are urged to read the proxy statement and the other relevant materials carefully because they contain important information about the Company and the Plan of Dissolution and Liquidation.

Investors and stockholders may obtain free copies of the proxy statement and other documents filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders may obtain free copies of the proxy statement from the Company by contacting the investor relations department of Kips Bay Medical, Inc. at 763-235-3540.

The Company and its executive officers and directors may be deemed to be participants in the solicitation of proxies from its stockholders with respect to the proposed Plan of Dissolution and Liquidation. Information regarding their direct or indirect interests, by security holdings or otherwise, in the solicitation is included in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2015 as filed with the SEC on March 12, 2015, and is included in the preliminary proxy statement filed by the Company with the SEC on July 2, 2015.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Statements contained in this report that relate to future events are forward-looking statements under the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on current expectations of future events and often can be identified by words such as “intends,” plans,” “expects,” “anticipates,” “estimates,” “continues,” “should,” “could,” “would,” “will,” “may,” “future,” other words of similar meaning or the use of future dates. Examples of forward-looking statements in this release include the Company’s plans and expectations regarding an orderly wind down of its operations and a dissolution and liquidation of the Company and personnel changes in connection therewith. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Uncertainties and risks may cause Company’s actual results to be materially different than those expressed in or implied by Company’s forward-looking statements. For the Company, such uncertainties and risks include, among others, the future of Company’s business and operations; its ability to retain essential personnel, wind down its operations in an orderly fashion, sell its assets, including its intellectual property portfolio, and pay off all of its creditors and liabilities; its ability to obtain stockholder approval of a dissolution and liquidation; the precise nature, amount and timing of any distributions to stockholders, which will depend on and could be delayed by, among other things, the sale of assets, unexpected or greater than expected expenses, and potential litigation; the possible abandonment or delay in the implementation of the dissolution and liquidation; the possible liability of stockholders to the Company’s creditors in the event the Company fails to create an adequate contingency reserve to satisfy claims against the Company; costs to terminate, retain or replace personnel and consultants; the inability of stockholders to publicly trade the Company’s stock after the Company closes its stock transfer books on the date the Company files a certificate of dissolution with the Delaware Secretary of State; and potential future litigation. More detailed information on these and other factors that could affect Company’s actual results are described in Company’s filings with the Securities and Exchange Commission, including its most recent annual report on Form 10-K and subsequent quarterly report on Form 10-Q and described in Company’s preliminary proxy statement filed in connection with the Plan of Dissolution and Liquidation. The Company undertakes no obligation to update its forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 24, 2015	KIPS BAY MEDICAL, INC.

	By:	/s/ Scott Kellen
	Name:	Scott Kellen
	Title:	Chief Operating Officer and Chief Financial Officer

KIPS BAY MEDICAL, INC.

CURRENT REPORT ON FORM 8-K

EXHIBIT INDEX

Exhibit No.	Description	Method of Filing
10.1	Letter Agreement dated July 20, 2015 between Kips Bay Medical, Inc. and Manual Villafaña	Filed herewith

10.2	Letter Agreement dated July 20, 2015 between Kips Bay Medical, Inc. and Scott Kellen	Filed herewith

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